TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: JPM Small Company Portfolio       Security Description:  Common Stock
           ----------------------------                       - 8,150,000 Shares
                                                              ------------------
Issuer: Finisar Corp.                        Offering Type:  U.S. Registered
                                                (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)


-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                Nov. 11, 1999   None                                         N/A
                                                      -------------                                                ---

 2.      Trade Date                                   Nov. 11, 1999   Must be the same as #1                       YES
                                                     --------------                                                ---

 3.      Unit Price of Offering                          $19.00       None                                         N/A
                                                         ------                                                    ---

 4.      Price Paid per Share                            $19.00       Must not exceed #3                           YES
                                                         ------                                                    ---

 5.      Years of Issuer's Operations                      12         Must be at least three years *               YES
                                                           --                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.33       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                   $9,500       None                                         N/A
                                                         ------                                                    ---

 9.      Total Size of Offering                       $154,850,000    None                                         N/A
                                                      ------------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other       $609,425                                                   ---
         investment companies                           --------

11.      Underwriter(s) from whom the Portfolio       Merrill Lynch
         purchased (attach a prospectus or                            Must not include Investment Adviser
         offering circular for a list of all                          affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead           N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       N/A
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.





                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: JPM Small Company  Portfolio       Security Description: Common Stock
           -----------------------------                - 5,000,000 Shares, Inc.
                                                        ------------------------
Issuer: Foundry Networks
                                                Offering Type:  U.S. Registered
                                                (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                               Sept. 27, 1999   None                                         N/A
                                                     --------------                                                ---

 2.      Trade Date                                   Sept. 27, 1999  Must be the same as #1                       YES
                                                     ---------------                                               ---

 3.      Unit Price of Offering                          $25.00       None                                         N/A
                                                         ------                                                    ---

 4.      Price Paid per Share                            $25.00       Must not exceed #3                           YES
                                                         ------                                                    ---

 5.      Years of Issuer's Operations                       3         Must be at least three years *               YES
                                                            -                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.75       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                   $7,500       None                                         N/A
                                                         ------                                                    ---

 9.      Total Size of Offering                       $125,000,000    None                                         N/A
                                                      ------------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other       $615,000                                                   ---
         investment companies                           --------

11.      Underwriter(s) from whom the Portfolio         Deutsche
         purchased (attach a prospectus or           Morgan Grenfell  Must not include Investment Adviser
         offering circular for a list of all                          affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead              N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       N/A
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.





                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: JPM Small Company                  Security Description: Common Stock
Issuer: Inter Trust Technologies Corp.                        - 6,500,000 Shares

                                                 Offering Type:  U.S. Registered
                                                 (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                Oct. 26, 1999   None                                         N/A
                                                      -------------                                                ---

 2.      Trade Date                                   Oct. 26, 1999   Must be the same as #1                       YES
                                                     --------------                                                ---

 3.      Unit Price of Offering                          $18.00       None                                         N/A
                                                         ------                                                    ---

 4.      Price Paid per Share                            $18.00       Must not exceed #3                           YES
                                                         ------                                                    ---

 5.      Years of Issuer's Operations                       5         Must be at least three years *               YES
                                                            -                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $1.26       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                   $19,800      None                                         N/A
                                                         -------                                                   ---

 9.      Total Size of Offering                       $117,000,000    None                                         N/A
                                                      ------------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other      $1,368,000
         investment companies                          ----------

11.      Underwriter(s) from whom the Portfolio       First Boston
         purchased (attach a prospectus or                Corp.       Must not include Investment Adviser
         offering circular for a list of all                          affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead
         manager, was the instruction listed below         N/A        Must be "Yes" or "N/A"                       N/A
                                                           ---                                                     ---
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate








                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES


Portfolio: JPM Series Trust U. S. Small Company Portfolio         Security
           ----------------------------------------------         Description:
                                                Common Stock - 30,000,000 Shares
                                                --------------------------------

Issuer: American National Can  Group, Inc.       Offering Type:  U.S. Registered
                                                 (US Registered, Eligible Muni,
                                                Eligible Foreign, Eligible 144A)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

                                                                                                              In Compliance
                    REQUIRED INFORMATION                 ANSWER              APPLICABLE RESTRICTION              (Yes/No)

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------
-------- ------------------------------------------- ---------------- --------------------------------------

 1.      Offering Date                                July 28, 1999   None                                         N/A
                                                      -------------                                                ---

 2.      Trade Date                                   July 28, 1999   Must be the same as #1                       YES
                                                     --------------                                                ---

 3.      Unit Price of Offering                          $17.00       None                                         N/A
                                                         ------                                                    ---

 4.      Price Paid per Share                            $17.00       Must not exceed #3                           YES
                                                         ------                                                    ---

 5.      Years of Issuer's Operations                      11         Must be at least three years *               YES
                                                           --                                                      ---

 6.      Underwriting Type                                Firm        Must be firm                                 YES

 7.      Underwriting Spread                              $0.85       Investment Adviser determination to          YES
                                                          -----       be made                                      ---

 8.      Total Price paid by Portfolio                   $34,400      None                                         N/A
                                                         -------                                                   ---

 9.      Total Size of Offering                       $510,000,000    None                                         N/A
                                                      ------------                                                 ---

10.      Total Price Paid by Portfolio plus Total                     #10 divided by #9 must not exceed
         Price Paid for same securities purchased                     25% **                                       YES
         by the same investment adviser for other      $2,956,300                                                  ---
         investment companies                          ----------

11.      Underwriter(s) from whom the Portfolio       First Boston
         purchased (attach a prospectus or                Corp.       Must not include Investment Adviser
         offering circular for a list of all                          affiliates ***                               YES
         syndicate members)

12.      If the affiliate was lead or co-lead            N/A
         manager, was the instruction listed below                    Must be "Yes" or "N/A"                       N/A
         given to the broker(s) named in #11? ****

-------- ------------------------------------------- ---------------- -------------------------------------- -----------------

The Investment Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Investment Adviser has considered the factors set forth in the Portfolio's 10f-3 procedures.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings.
         Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** No credit for the purchase made for the Portfolio can be credited to the Investment Adviser's affiliate.